Exhibit 10.49

No. CT080089

November 30, 2007

Translated From Japanese

Inforidge Inc.

Notice Concerning Defrayal of Business Expenses

In accordance with Article 13 of the “Life Insurance Agency Consignment Agreement” concluded on July 4, 2007, we shall pay the following expenses associated with the joint promotion as agreed. If you disagree with any of the details, please contact us immediately.

Sincerely,

Takao Ishii, Manager

No. 2 Sales Div.

Direct Marketing HQ

American Life Insurance Company

1.	Promotion Type: Outbound Telemarketing Program
2.	Date or period of implementation: December 1, 2007-March 31, 2008
3.	Description of expenses
Expenses / Share Rate Unit Price or Percentage
Booth Installation and Maintenance Expenses (Running Costs) *1
Basic fees for phone line 1 booth/month	1,305 yen	Communication expenses 1 person/day	1,610 yen	Outbound calls Work expenses / call	200 yen
System operation expenses 1 booth / month	5,000 yen	Database maintenance expenses 1 booth / month	2,500 yen
Initial Setup Costs for Additional Booths (Initial Costs) *2
Infrastructure construction	80,000 yen	License fee	22,000 yen
PBX	60,000 yen	Interior construction	25,000 yen
Security system	10,000 yen	Furniture and fixtures	100,000 yen
Recording system	90,000 yen	Network equipment	13,000 yen
Recruiting	100,000 yen
Advertising Expenses
Direct mail kit construction and printing	100%	Direct mail postage	100%*3
Direct mail typesetting and packaging	100%

*1. The upper limit for booth installation and maintenance costs is the number of booths times 500,000 yen (tax incl.).

*However, for December 2007, 9,000,000 yen (tax incl.) / number of booths shall be added on top of the above limit.

*2. The upper limit for initial setup costs for additional booths shall be 500,000 yen (tax incl.) per booth.

*3. The upper limit for the portion sent by the agency shall be 90 yen per envelope.

4.	Confidentiality

As set forth in Article 21 of the “Life Insurance Agency Consignment Agreement,” the contents of this notice shall not be disclosed or leaked to a third party.